                                                                    Exhibit 99.7

                        RECONSTITUTED SERVICING AGREEMENT

     THIS RECONSTITUTED SERVICING AGREEMENT (the "Agreement") is dated as of December 1, 2005, by and among Taberna Realty Holdings Trust, having an address at 1818 Market Street, Philadelphia, Pennsylvania 19103 ("TRHT"), and PHH Mortgage Corporation (the "Servicer") and acknowledged by Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A., as master servicer.

     WHEREAS, the Servicer and TRHT, as owner, entered into that certain Mortgage Loan Servicing Agreement, dated as of October 1, 2005 (the "Servicing Agreement"); and

     WHEREAS, the Servicer has agreed to service those mortgage loans identified on Exhibit A attached hereto (the "Mortgage Loans") in accordance with the servicing provisions contained in the Servicing Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Defined terms used in this Agreement and not otherwise defined herein shall have the meaning set forth in the Servicing Agreement.

     2. TRHT warrants and represents to the Servicer as of the date hereof:

     (a) Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified by TRHT in any respect, nor has any notice of termination been given by TRHT thereunder;

     (b) TRHT is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

     (c) TRHT has full organizational power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of TRHT's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of TRHT's charter or by-laws or any legal restriction, or any material agreement or instrument to which TRHT is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which TRHT or its property is subject. The execution, delivery and performance by TRHT of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of TRHT. This Agreement has been duly executed and delivered by TRHT and, upon the due authorization, execution and delivery by the Servicer, will constitute the valid and legally binding obligation of TRHT enforceable against TRHT in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

     (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by TRHT in connection with the execution, delivery or performance by TRHT of this Agreement, or the consummation by it of the transactions contemplated hereby.

     3. The Servicer warrants and represents to, and covenants with, TRHT as of the date hereof:

     (a) Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and the Servicer has all requisite power and authority to service the Mortgage Loans and the Servicer has all requisite power and authority to perform its obligations under the Servicing Agreement;

     (c) The Servicer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its charter or by-laws or any legal restriction, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by TRHT, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by

          TRHT in connection with the execution, delivery or performance by the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby; and

     (e) The Servicer shall establish a Collection Account and an Escrow Account as described under the Servicing Agreement in favor of Merrill Lynch Mortgage Investors Trust, Series 2005-A9 (the "Trust") with respect to the Mortgage Loans separate from the Collection Account and Escrow Account previously established under the Servicing Agreement in favor of TRHT.

     4. The Servicer hereby acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer") has been appointed as the master servicer of the Mortgage Loans pursuant to the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of December 1, 2005, among TRHT, Merrill Lynch Mortgage Investors Trust, Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Wachovia Bank, National Association and the Master Servicer. The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to:

     Wells Fargo Bank, N.A.
     9062 Old Annapolis Road
     Columbia, Maryland 21045
     Attention: Merrill Lynch Mortgage Investors, Inc., Series 2005-A9

     Recognition of TRHT

     5. The Servicer hereby acknowledges that from and after the date hereof, the Mortgage Loans will be subject to the terms and conditions of the Sale and Servicing Agreement pursuant to which the Master Servicer has the right to monitor the performance by the Servicer of its servicing obligations under the Servicing Agreement. Such right will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer. In connection therewith, the Servicer hereby agrees to make all remittances required under the Servicing Agreement with respect to the Mortgage Loans to the Master Servicer for the benefit of the Trust in accordance with the following wire transfer instructions:

     Wells Fargo Bank, N.A.
     ABA #121-000-248
     Account Name: Corporate Trust Clearing
     Account # 3970771416
     For Further Credit to: MLMI 2005-A9, Account # [____________]

     Applicable statements should be mailed to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland, 21045, Attention: Merrill Lynch Mortgage Investors, Inc., Series

2005-A9.

     It is the intention of the Servicer and TRHT that this Agreement will be a separate and distinct servicing agreement between TRHT and the Servicer and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Servicer nor TRHT shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of TRHT.

     6. Modification of the Servicing Agreement:

     The Servicer and TRHT hereby amend the Servicing Agreement as follows:

     The following definitions are added to Section 1.01:

          Master Servicer: Wells Fargo Bank, N.A. or its successors in interest.

          Prepayment Interest Shortfall: With respect to any Remittance Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full or in part during the related Monthly Period, an amount equal to the excess of one month's interest at the applicable Note Rate on the amount of such Principal Prepayment over the amount of interest (adjusted to the Note
     Rate) actually paid by the related Mortgagor with respect to such Monthly Period.

          Trustee: Wachovia Bank, National Association.

     The definition of Business Day is deleted in its entirety and replaced with the following:

     "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer is authorized or obligated by law or executive order to be closed."

     The definition of Eligible Account is deleted in its entirety and replaced with the following:

     "Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Master Servicer Collection Account and the Payment Account, a trust account or accounts (or a sub-account of such) maintained in the corporate trust division of the Master Servicer or Securities Administrator, or (iv) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Master Servicer Collection Account or the Payment Account will not reduce the rating assigned to any of the Notes by such Rating Agency as of the Closing Date by such Rating Agency).

     The following is added as clause (10) to Section 4.04 of the Servicing
Agreement:

     "(10) with respect to each Principal Prepayment in full or in part, any Prepayment Interest Shortfall, to the extent of the Servicer's aggregate Servicing Fee received with respect to the related Monthly Period."

     The following sentence is added to the end of the first paragraph of
Section 5.02 of the Servicing Agreement:

     "In addition, no later than the fifth (5th) business day of each month (or if such fifth day is not a Business Day, the Business Day immediately preceding such fifth business day), the Servicer shall forward to the Master Servicer reports in the format set forth in Exhibit C and Exhibit D to the Reconstituted Servicing Agreement, dated as of December 1, 2005, TRHT and the Servicer, with respect to defaulted Mortgage Loans and realized loss calculations, respectively."

     All references in Section 6.02 of the Servicing Agreement to "Purchaser" shall be deleted and replaced with "Purchaser or its designee."

     The references to "March 15" in Section 6.04 of the Servicing Agreement shall be deleted and replaced with "February 28."

     Section 6.05 shall be deleted, and replaced with the following:

"(a) On or before February 28 of each year beginning February 28, 2006, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trust in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans generally by the Servicer that include a sampling of the Mortgage Loans, the provisions of Article VI have been complied with and, on the basis of such an examination conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

(b) For so long as the Mortgage Loans are being master serviced by a master servicer in a securitization transaction (the "Master Servicer"), by February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its affiliates, and in each case, its officers, directors and affiliates, certifying as to the following matters:

          (i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual Statement of Compliance;

          (ii) Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer;

          (iii) I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report, or otherwise disclosed in a writing submitted to the Master Servicer, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and

          (iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.

(c) The Servicer shall indemnify and hold harmless the Master Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under Section 6.04 and Section 6.05 or the gross negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under Section 6.04 and Section 6.05 or the Servicer's gross negligence, bad faith or willful misconduct in connection therewith."

     The following Subsection shall be added to Section 9.01:

     "(9) failure by the Servicer to duly perform, within the required time period, its obligations under Section 6.04 and Section 6.05 which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

     The following shall be added as Section 11.12 of the Servicing Agreement:

     "Third Party Beneficiary. For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

     7. Indemnification by Master Servicer.

     The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K under Section 3.17 of the Sale and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Sale and Servicing Agreement), other than the Servicer (as defined in this Agreement), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Sale and Servicing Agreement) to the Master Servicer.

     8. Notice Addresses.

     If to TRHT:

     Taberna Realty Holdings Trust
     1818 Market Street
     Philadelphia, PA 19103
     Attention: Jack Salmon

     with a copy to:

     Taberna Realty Holdings Trust

     1818 Market Street
     Philadelphia, PA 19103
     Attention: Raphael Licht

     If to the Servicer:

     PHH Mortgage Corporation
     3000 Leadenhall Road
     Mail Stop SVPM
     Mt. Laurel, New Jersey 08054
     Attention: Bill Fricke

     If to the Master Servicer:

     Wells Fargo Bank, N.A.
     9062 Old Annapolis Road
     Columbia, Maryland 21045
     Attention: Merrill Lynch Mortgage Investors, Inc., Series 2005-A9

     If to Merrill Lynch Mortgage Investors, Inc.:

     Merrill Lynch Mortgage Investors, Inc.
     World Financial Center
     South Tower
     New York, New York 10281
     Attention: MLMI 2005-A9

     9. This Agreement shall be construed in accordance with the substantive laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

     10. From and after the date hereof, the Servicer, as servicer, shall recognize the Trust as the owner of the Mortgage Loans, and the Servicer will service the Mortgage Loans in accordance with the servicing provisions contained in the Servicing Agreement for the benefit of the Trust, and shall look solely to the Trust for performance of the obligations of Purchaser under the Servicing Agreement with respect to the Mortgage Loans. From and after the date hereof, the Trust shall recognize the Servicer as the servicer of the Mortgage Loans, and shall look solely to the Servicer for performance of the obligations of the Servicer under the Servicing Agreement with respect to the Mortgage Loans.

     11. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer or TRHT may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer or TRHT, respectively, hereunder.

     12. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto, including the acknowledgment parties.

     13. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Reconstituted Servicing Agreement to be executed by their duly authorized officers as of the date first above written.

TABERNA REALTY HOLDINGS TRUST


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


PHH MORTGAGE CORPORATION,
THE SERVICER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED
WELLS FARGO BANK, N.A.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule

                             [Intentionally Omitted]

                                    EXHIBIT B

      Mortgage Loan Flow Servicing Agreement, dated as of October 1, 2005.

                                See Exhibit 99.8

                                    EXHIBIT C

                       REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an EXCEL spreadsheet format with fixed field names and data type. The EXCEL spreadsheet should be used as a template consistently every month when submitting data.

TABLE: DELINQUENCY

NAME                              TYPE        SIZE
----                              ----        ----
SERVICER LOAN #                   NUMBER        8
                                  (DOUBLE)
INVESTOR LOAN #                   NUMBER        8
                                  (DOUBLE)
BORROWER NAME                     TEXT         20
ADDRESS                           TEXT         30
STATE                             TEXT          2
Due Date                          Date/Time     8
ACTION CODE                       TEXT          2
FC Received                       Date/Time     8
File Referred to Atty             Date/Time     8
NOD                               Date/Time     8
Complaint Filed                   Date/Time     8
Sale Published                    Date/Time     8
Target Sale Date                  Date/Time     8
Actual Sale Date                  Date/Time     8
Loss Mit Approval Date            Date/Time     8
Loss Mit Type                     Text          5
Loss Mit Estimated Completion     Date/Time     8
Date
Loss Mit Actual Completion Date   Date/Time     8
Loss Mit Broken Plan Date         Date/Time     8
BK Chapter                        Text          6
BK Filed Date                     Date/Time     8
Post Petition Due                 Date/Time     8
Motion for Relief                 Date/Time     8
Lift of Stay                      Date/Time     8
RFD                               Text         10
Occupant Code                     Text         10
Eviction Start Date               Date/Time     8
Eviction Completed Date           Date/Time     8
List Price                        Currency      8
List Date                         Date/Time     8

Accepted Offer Price              Currency      8
Accepted Offer Date               Date/Time     8
Estimated REO Closing Date        Date/Time     8
Actual REO Sale Date              Date/Time     8

- ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

     12-RELIEF PROVISIONS
     15-BANKRUPTCY/LITIGATION
     20-REFERRED FOR DEED-IN-LIEU
     30-REFERRED FORE FORECLOSURE
     60-PAYOFF
     65-REPURCHASE
     70-REO-HELD FOR SALE
     71-THIRD PARTY SALE/CONDEMNATION
     72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the Mortgage Loan. The

Action Date is the date the Servicer referred the case to the foreclosure attorney.

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

     ASUM-APPROVED ASSUMPTION
     BAP-BORROWER ASSISTANCE PROGRAM
     CO-CHARGE OFF
     DIL-DEED-IN-LIEU
     FFA-FORMAL FORBEARANCE AGREEMENT
     MOD-LOAN MODIFICATION
     PRE-PRE-SALE
     SS-SHORT SALE
     MISC-ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

     MORTGAGOR
     TENANT
     UNKNOWN
     VACANT

                                    EXHIBIT D

                      REALIZED LOSS CALCULATION INFORMATION

WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.   The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.  The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.  The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

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                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

     WELLS FARGO BANK, N.A. Trust: ___________________________

     Prepared by: __________________ Date: _______________

     Phone: ______________________

     Servicer Loan No. ____ Servicer Name ________  Servicer Address ___________

WELLS FARGO BANK, N.A.
Loan No. ____________________________
Borrower's Name: _______________________________________________________________
Property Address: ______________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
Actual Unpaid Principal Balance of Mortgage Loan   $________________(1)
Interest accrued at Net Rate                        ________________(2)
Attorney's Fees                                     ________________(3)
Taxes                                               ________________(4)
Property Maintenance                                ________________(5)
MI/Hazard Insurance Premiums                        ________________(6)
Hazard Loss Expenses                                ________________(7)
Accrued Servicing Fees                              ________________(8)
Other (itemize)                                     ________________(9)
                                                   $___________________

TOTAL EXPENSES                                     $________________(10)
CREDITS:
Escrow Balance                                     $________________(11)
HIP Refund                                          ________________(12)
Rental Receipts                                     ________________(13)
Hazard Loss Proceeds                                ________________(14)
Primary Mortgage Insurance Proceeds                 ________________(15)
Proceeds from Sale of Acquired Property             ________________(16)
Other (itemize)                                     ________________(17)
                                                    ________________
TOTAL CREDITS                                      $________________(18)
   TOTAL REALIZED LOSS (OR Amount OF GAIN)         $___________________